EXHIBITS

                                       TO

                            POST-EFFECTIVE AMENDMENT
                                     NO. 23

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                                       FOR

                             SMITH HAYES TRUST, INC.

                                    EXHIBITS
                                       TO

                                 LANCASTER FUND
                         POST-EFFECTIVE AMENDMENT NO. 23
                        FORM N-1A REGISTRATION STATEMENT


               Exhibit No.                      Description

                      16                        Schedule of Computation for
                                                Performance Quotations

                                  EXHIBIT (16)
                     SCHEDULE OF COMPUTATIONS OF PERFORMANCE

                  GOVERNMENT/QUALITY BOND FUND INVESTOR SHARES

     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Government/Quality Bond Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1997:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,064 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,064
                                   T = .0637 or 6.37%

        Total return for the 5 year period ended June 30, 1997:

                      P = $1,000 (initial value)
                      n = 5 years
                      ERV = 1,302 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)5 = 1,302
                                   T = .0542 or 5.42%

        Total Return from Inception (June 23, 1988) to June 30, 1997:

                      P = $1,000  (initial  value)
                      n = 9.0247 years (3,294 days)
                      ERV = 1,857 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)9.0247 = 1,857
                                   T = .0710 or 7.10%

     The yield quotation for the Government/Quality Bond Fund Investor Shares described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ended June 30, 1997.


                            YIELD = 2[( a = 1)6 - 1]
                                       cd

        a = dividends and interest earned during period net for accrued expenses (net of reimbursements) or $9,501.

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends or 237,466.233.

        d = the maximum offering price per share on the last day of the period or $10.19.

        The yield for the thirty (30) day period was 4.76%.

                  GOVERNMENT/QUALITY BOND FUND SELECT SHARES

     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Government/Quality Bond Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a
                                 period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.


        Total Return from Inception (June 16, 1997) to June 30, 1997:

                      P = $1,000  (initial  value)
                      n = .0384 years (14 days)
                      ERV = 970 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T).0384 = 970
                                   T = (.0030) or (.30)%

     The yield quotation for the Government/Quality Bond Fund Select Shares described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ended June 30, 1997.


                            YIELD = 2[( a = 1)6 - 1]
                                       cd

        a = dividends and interest earned during period net for accrued expenses (net of reimbursements) or $192.

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends or 4,551.610.

        d = the maximum offering price per share on the last day of the period or $10.35.

        The yield for the thirty (30) day period was 4.95%.

                         SMALL CAP FUND INVESTOR SHARES


        The Total Return information shown in the Statement of Additional Information for the Small Cap Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1997:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,159 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,159
                                   T = .1593 or 15.93%

        Total Return from Inception (July 1, 1992) to June 30, 1997:

                      P =   $1,000  (initial value)
                      n =   5 years (1,825 days)
                      ERV = 2,037 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)5 = 2,037
                                   T = .1529 or 15.29%

                          SMALL CAP FUND SELECT SHARES


        The Total Return information shown in the Statement of Additional Information for the Small Cap Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.


        Total Return from Inception (October 1, 1996) to June 30, 1997:

                      P =   $1,000  (initial value)
                      n =   .7452 years (272 days)
                      ERV = 1,074 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T).7452 = 1,074
                                   T = .1604 or 16.04%

                       CONVERTIBLE FUND INVESTOR SHARES

        The Total Return information shown in the Statement of Additional Information for the Convertible Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Year Ended June 30, 1997:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,195 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,195
                                   T = .1951 or 19.51%

        Total return for the 5 year period ended June 30, 1997:

                      P = $1,000 (initial value)
                      n = 5 years
                      ERV = 1,944 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)5 = 1,944
                                   T = .1422 or 14.22%

        Total Return from Inception (June 23, 1988) to June 30, 1997:

                      P = $1,000  (initial  value)
                      n = 9.0247 years (3,294 days)
                      ERV = 2,422 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)9.0247 = 2,422
                                   T = .103 or 10.30%

                         CONVERTIBLE FUND SELECT SHARES

     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Convertible Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.


        Total Return from Inception (June 16, 1997) to June 30, 1997:

                      P = $1,000  (initial  value)
                      n = .0384 years (14 days)
                      ERV = 961 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T).0384 = 961
                                   T = .0125 or 1.25%

                      CAPITAL BUILDER FUND INVESTOR SHARES


     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Capital Builder Fund Investor Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

      Total Return for the Year Ended June 30, 1997:

                      P      =  $1,000 (initial value)
                      n      =  1 (1 year)
                      ERV    =  1,235 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1 = 1,235
                                   T = .2352 or 23.52%

        Total Return from Inception (August 24, 1995) to June 30, 1997:

                      P =   $1,000  (initial value)
                      n =   1.8521 years (676 days)
                      ERV = 1,485 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T)1.8521 = 1,485
                                   T = .2381 or 23.81%

                       CAPITAL BUILDER FUND SELECT SHARES


     The  Total  Return   information  shown  in  the  Statement  of  Additional
Information for the Capital Builder Fund Select Shares was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV

        Where: P      =      a hypothetical initial payment of $1,000
                      T      =  average annual return
                      n      =  number of years
                      ERV    =  ending redeemable value of a hypothetical
                                $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return from Inception (March 3, 1997) to June 30, 1997:

                      P =   $1,000  (initial value)
                      n =   .3260 years (119 days)
                      ERV = 990 (ending redeemable value)

                      Solve for T:

                             $1,000 (1 + T).3260 = 990
                                   T = .0962 or 9.62%

                             NEBRASKA TAX-FREE FUND

      The Total Return information shown in the Statement of Additional Information for the Nebraska Tax-Free Fund was calculated as follows:

TOTAL RETURN:

      P(1 + T)n=ERV
      Where:      P     =   a hypothetical initial payment of $1,000
                  T     =   average annual return
                  n     =   number of years
                  ERV   =   ending redeemable value  of   a hypothetical  $1,000
                            payment made at the beginning of a period, at the end of the period

      The   computation  of  average   annual  return   assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

      The ending redeemable value assumes a complete redemption at the end of the period.

      Total Return for the Year Ended June 30, 1997:

                  P     =   $1,000 (initial value)
                  n     =   1 (1 year)
                  ERV   =   $1,035 (ending redeemable value)

                  Solve for T:
                        $1,000 (1 + T)1 = 1,035
                          T = .0771 or 7.71% annualized


      Total Return from Inception (July 12, 1993) to June 30, 1997:

                  P = $1,000  (initial value)
                  n = 3.9699 years (1449 days)
                  ERV = 1,152 (ending redeemable value)

                  Solve for T:

                        $1,000 (1 + T)3.9699 = 1,152
                          T = .0468 or 4.68% annualized

      The yield quotation for the Nebraska Tax-Free Fund described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ended June 30, 1997.

                        YIELD = 2[( a = 1)6 - 1]
                                     cd

      a     =    dividends   and interest  earned  during period net for accrued
                 expenses (net of reimbursements) or $41,899.

      c     =    the  average  daily  number  of shares  outstanding  during the period that were entitled to receive dividends or 1,074,136.512

      d     =     the  maximum  offering  price  per  share on the last day of the  period  or $10.27.

      The yield for the thirty (30) day period was 4.60%.